                                                                 EXHIBIT 10.85.1

                           UNITED AUTO CREDIT CORP.

                      1998 EMPLOYEE STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

          This Stock Option Agreement ("AGREEMENT") is made and entered into as of the Date of Grant indicated below by and between United Auto Credit Corp., a California corporation (the "COMPANY"), and the person named below ("EMPLOYEE").

          WHEREAS, Employee is an employee of the Company or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1998 Employee Stock Incentive Plan (the "PLAN"), the committee of the Board of Directors of the Company administering the Plan (the "COMMITTEE") has approved the grant to Employee of an option to purchase shares of the common stock of the Company (the "COMMON STOCK"), on the terms and conditions set forth herein; and

          WHEREAS, the amount of compensation the recipient of the Option (as defined below) could receive hereunder is based solely on an increase in the value of the stock of the Company after the date of the grant;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Grant of Option; Certain Terms and Conditions.  The Company
               ---------------------------------------------
hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "OPTION SHARES") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "OPTION"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

     Employee:                         __________________________

     Date of Grant:                    March 25, 1998

     Number of shares purchasable:     See Exhibit "A" hereto

     Exercise Price per share:         See Exhibit "A" hereto

     Expiration Date:                  March 25, 2008

     Annual Vesting Rate:              See Exhibit "A" hereto

          The Option is intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (an "INCENTIVE STOCK OPTION"), and consequently:

                    (i) the Expiration Date shall not be more than ten years after the Date of Grant and the Exercise Price per share shall not be less than the Fair Market Value (as defined for purposes of the Plan) per share on the Date of Grant; provided, however, that if, on the Date of Grant, Employee owns
               --------  -------
(after application of the family and other attribution rules of Section 425(d) of the Internal Revenue Code of 1986, as amended) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then the Expiration Date shall not be more than five years after the Date of Grant and the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and

                    (ii) the aggregate Fair Market Value (determined as of the date such options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by Employee during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

          2.   Acceleration and Termination of Option.
               --------------------------------------

               (a)  Change of Control.  In the event of a Change of Control (as
                    -----------------
hereinafter defined), any portion of the Option that is first scheduled to vest on or after the date of such Change of Control shall fully vest on such date. "CHANGE OF CONTROL" shall mean the first to occur of the following:

                    (A) Pan American Bank, FSB (the "BANK"), its parent Company, United PanAm Financial Corp. ("UPFC") and entities controlled, directly or indirectly, by the Bank or UPFC ("AFFILIATES") no longer own in the aggregate, securities representing 50% or more of the beneficial ownership of the Company or an entity controlling, directly or indirectly, the Company other than by reason of the completion of an initial public offering by the Company of shares of its common stock to the public pursuant to a Registration Statement filed under the Securities Act of 1933 (an "INITIAL PUBLIC OFFERING") or a subsequent offering; or

                    (B) A sale of all or substantially all the property and assets of the Company to any party other than a sale to the Bank, UACC or an Affiliate unless arrangements are made to grant the Employee options or equivalent equity interests in the party acquiring such assets in lieu of the Option granted hereunder.

                         (i)    Retirement.  If Employee shall cease to be an
                                ----------
employee, director or independent contractor of the Company (such event shall be referred to herein as the "TERMINATION" of Employee's "EMPLOYMENT") by reason of Employee's retirement in accordance with the Company's then current retirement policy ("RETIREMENT"), then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date, and (B) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or one year after Retirement.

                         (ii)   Death or Permanent Disability.  If Employee's
                                -----------------------------
Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date, and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "PERMANENT DISABILITY" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

                         (iii)  Other Termination.  If Employee's Employment
                                -----------------
is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then the Option shall terminate 30 days following the date of such Termination of Employment; provided, that if Employee's employment is
                                   --------
terminated "FOR CAUSE," including personal dishonesty, incompetence, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or of any agreement with any regulatory agency, then the Option shall terminate in its entirety as of the date of Termination of Employment.

               (b) Death Following Termination of Employment.  Notwithstanding
                   -----------------------------------------
anything to the contrary contained in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date, and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

               (c) Other Events Causing Acceleration of Option.  The Committee,
                   -------------------------------------------
in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

               (d) Other Events Causing Termination of Option.  Notwithstanding
                   ------------------------------------------
anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

                         (i)  the dissolution or liquidation of the Company; or

                         (ii) a sale of substantially all of the property and
assets of the Company which would not be deemed a Change of Control under
Section 2(a) above, unless the terms of such sale shall provide otherwise.

          3.   Adjustments.  In the event that the outstanding securities of the
               -----------
class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the
                        --------  -------
Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.   Exercise.  The Option shall be exercisable during Employee's
               --------
lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "PURCHASED SHARES") and the aggregate Exercise Price for such shares (the "EXERCISE NOTICE"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company.

          5.   Payment of Withholding Taxes.  If the Company becomes obligated
               ----------------------------
to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          6.   Notices.  All notices and other communications required or
               -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 17744 Skypark Circle, Suite 165, Irvine, California 92614, Attention: Chief Financial Officer, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7.   Stock Exchange Requirements; Applicable Laws.  Notwithstanding
               --------------------------------------------
any thing to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.   Nontransferability.  Neither the Option nor any interest therein
               ------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          9.   Plan.  The Option is granted pursuant to the Plan, as in effect
               ----
on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no
                                                    --------  -------
such amendment shall deprive Employee, without his or her consent, of the Option or of any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee or any other person or entity then entitled to exercise the Option.

          10.  Shareholder Rights.  No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such option Shares in accordance with the provisions of this Agreement.

          11.  Employment Rights.  No provision of this Agreement or of the
               -----------------
Option granted hereunder shall (i) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause, or (iii) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Employee at any time and for any reason, or for no reason, unless Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

          12.  Governing Law.  This Agreement and the option granted hereunder
               -------------
shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

          13.  Additional Matters Affecting Shares.
               -----------------------------------

               (a) Right of First Refusal.  If Employee desires to sell any
                   ----------------------
shares of Common Stock acquired upon the exercise of this Option prior to completion of an Initial Public Offering, the Employee shall give written notice (the "SALE NOTICE") to the Company and the Bank setting forth the number of Shares proposed to be disposed of (the "OFFERED

SHARES"), the name and address of the transferee or transferees, if known, and the price and other material terms of the proposed sale. The Sale Notice shall constitute an irrevocable offer to sell to the Bank, or such other person or persons as may be designated by the Bank to acquire such Offered Shares (a "DESIGNATED PURCHASER"), all, but not less than all of the Offered Shares for cash on the terms specified in the Sale Notice. The Bank shall have a period of 90 days from its receipt of the Sale Notice to purchase or arrange for the sale of the Offered Shares to one or more Designated Purchasers at the price and on the terms specified in the Sale Notice. In the event, the Bank shall fail to arrange for the sale of such shares and to complete such sale prior to the end of such 90 day period, the Employee shall be free to dispose of the Offered Shares to any purchaser it may choose at a price and on terms no more favorable to the purchaser of the Offered Shares and those proposed in the Sale Notice; provided, that the purchaser and the Employee provide to the Company such
--------
assurances as may be required by the Company to the effect that the proposed sale or disposition of such Shares shall be in compliance with the applicable requirements of all state and federal securities law; and provided further that
                                                          -------- -------
the sale of such shares is completed within 6 months from the date of the Sale Notice.

               (b) Drag Along Rights.  In the event the Bank, UPFC or their
                   -----------------
Affiliates elect to sell any Shares of the Company owned by them to any purchaser prior to the completion of an Initial Public Offering, the Employee agrees that such shareholder may cause Employee to include a proportionate share of all of the Shares of Employee within the shares to be sold by such selling shareholder on the same terms and conditions applicable to the sale of the shares by the selling shareholder as set forth in a notice delivered to the Employee not later than 15 days prior to the date proposed for completion of the sale of the shares proposed to be sold by the selling shareholder. The "PROPORTIONATE SHARE" of the Employee shall be equal to the total number of shares to be sold to the purchaser multiplied by the percentage of the total of the then issued and outstanding shares and all shares subject to vested options of the Company represented by the shares owned by the Employee or covered by vested options of the Employee. The sale by the Employee shall close concurrently with the sale of the shares by the selling shareholder.

          14.  Legend.  Prior to the completion of an Initial Public Offering,
               ------
all certificates representing shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK OPTION AGREEMENT DATED ___________________, 1998, A COPY OF WHICH HAS BEEN FILED WITH THE SECRETARY OF THE CORPORATION."

          The foregoing legend shall be in addition to any other legends required under state or federal securities laws.

          IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.

                              UNITED AUTO CREDIT CORP.

                              By____________________________
                                  Authorized Representative


                              EMPLOYEE

                              ______________________________
                              Signature

                              ______________________________
                              Printed Name

                              ______________________________
                              Street Address

                              ______________________________
                              City, State and Zip Code

                              ______________________________
                              Social Security Number

                           UNITED AUTO CREDIT CORP.

                      1998 EMPLOYEE STOCK INCENTIVE PLAN

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

          This Stock option Agreement ("AGREEMENT") is made and entered into as of the Date of Grant indicated below by and between United Auto Credit Corp., a California corporation (the "COMPANY"), and the person named below ("PARTICIPANT").

          WHEREAS, Participant is an employee, director or independent contractor of the Company or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1998 Employee Stock Incentive Plan (the "PLAN"), the committee of the Board of Directors of the Company administering the Plan (the "COMMITTEE") has approved the grant to Participant of an option to purchase shares of the common stock of the Company (the "COMMON STOCK"), on the terms and conditions set forth herein; and

          WHEREAS, the amount of compensation the recipient of the Option (as defined below) could receive hereunder is based solely on an increase in the value of the stock of the Company after the date of the grant;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Grant Of Option; Certain Terms and Conditions.  The Company
               ---------------------------------------------
hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "OPTION SHARES") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "OPTION"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

     Participant:                     ___________________________

     Date of Grant:                   March 25, 1998

     Number of shares purchasable:    See Exhibit "A" hereto

     Exercise Price per share:        See Exhibit "A" hereto

     Expiration Date:                 March 25, 2008

     Annual Vesting Rate:             See Exhibit "A" hereto

          The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (an "INCENTIVE STOCK OPTION").

          2.   Acceleration and Termination of Option.
               --------------------------------------

                    (a)       Change of Control.  In the event of a Change of
                              -----------------
                         Control (as hereinafter defined), then the portion of the Option that is first scheduled to vest on or after the date of such Change of Control shall fully vest on such date. "CHANGE OF CONTROL" shall mean the first to occur of the following:

                    (A) Pan American Bank, FSB (the "BANK"), its parent Company, United PanAm Financial Corp. ("UPFC") and entities controlled, directly or indirectly, by the Bank or UPFC ("AFFILIATES") no longer own in the aggregate, securities representing 50% or more of the beneficial ownership of the Company or an entity controlling, directly or indirectly, the Company other than by reason of the completion of an initial public offering by the Company of shares of its common stock to the public pursuant to a Registration Statement filed under the Securities Act of 1933 (an "INITIAL PUBLIC OFFERING"); or

                    (B) A sale of all or substantially all the property and assets of the Company to any party other than a sale to the Bank, UACC or an Affiliate unless arrangements are made to grant the Employee options or equivalent equity interests in the party acquiring such assets in lieu of the Option granted hereunder.

                         (i)    Retirement.  If Employee shall cease to be an
                                ----------
employee, director or independent contractor of the Company (such event shall be referred to herein as the "TERMINATION" of Employee's "EMPLOYMENT") by reason of Employee's retirement in accordance with the Company's then current retirement policy ("RETIREMENT"), then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date, and (B) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or one year after Retirement.

                         (ii)   Death or Permanent Disability.  If Employee's
                                -----------------------------
Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date, and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "PERMANENT DISABILITY" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

                         (iii)  Other Termination.  If Employee's Employment
                                -----------------
is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then the Option shall terminate 30 days following the date of such Termination of Employment; provided, that if Employee's employment is
                                   --------
terminated "for cause," including personal dishonesty, incompetence, breach of fiduciary duty involving personal profit, failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or of any agreement with any regulatory agency, then the Option shall terminate in its entirety as of the date of Termination of Employment.

                    (b)        Death Following Termination of Employment.
                               -----------------------------------------
                         Notwithstanding anything to the contrary contained in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date, and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                    (c)        Other Events Causing Acceleration of Option.
                               -------------------------------------------
                         The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

                    (d)        Other Events Causing Termination of Option.
                               ------------------------------------------
                         Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

                         (i)    the dissolution or liquidation of the Company;
or

                         (ii)   a sale of substantially all of the property and
assets of the Company which would not be deemed a Change of Control under
Section 2(a) above, unless the terms of such sale shall provide otherwise.

          3.   Adjustments.  In the event that the outstanding securities of the
               -----------
class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however,
                                                            --------  -------
that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.   Exercise.  The Option shall be exercisable during Employee's
               --------
lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "PURCHASED SHARES") and the aggregate Exercise Price for such shares (the "EXERCISE NOTICE"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company.

          5.   Payment of Withholding Taxes.  If the Company becomes obligated
               ----------------------------
to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          6.   Notices.  All notices and other communications required or
               -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 17744 Skypark Circle, Suite 165, Irvine, California 92614, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7.   Stock Exchange Requirements; Applicable Laws.  Notwithstanding
               --------------------------------------------
anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.   Nontransferability.  Neither the Option nor any interest therein
               ------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          9.   Plan.  The Option is granted pursuant to the Plan, as in effect
               ----
on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no
                                                    --------  -------
such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

          10.  Shareholder Rights.  No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          11.  Employment or Contract Rights.  No provision of this Agreement or
               -----------------------------
of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Participant hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment or contract of Participant at any time and for any reason, or for no reason, unless Participant and the Company or such subsidiary are parties to a written employment or independent contractor agreement that expressly provides otherwise.

          12.  Governing Law.  This Agreement and the Option granted hereunder
               -------------
shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.
          13.  Additional Matters Affecting Shares.
               -----------------------------------

               (a)  Right of First Refusal.  If Employee desires to sell any
                    ----------------------
shares of Common Stock acquired upon the exercise of this Option prior to completion of an Initial Public Offering, the Employee shall give written notice (the "SALE NOTICE") to the Company and the Bank setting forth the number of Shares proposed to be disposed of (the "OFFERED SHARES"), the name and address of the transferee or transferees, if known, and the price and other material terms of the proposed sale. The Sale Notice shall constitute an irrevocable offer to sell to the Bank, or such other person or persons as may be designated by the Bank to acquire such Offered Shares (a "DESIGNATED PURCHASER"), all, but not less than all of the Offered Shares for cash on the terms specified in the Sale Notice. The Bank shall have a period of 90 days from its receipt of the Sale Notice to purchase or arrange for the sale of the Offered Shares to one or more Designated Purchasers at the price and on the terms specified in the Sale Notice. In the event, the Bank shall fail to arrange for the sale of such shares and to complete such sale prior to the end of such 90 day period, the Employee shall be free to dispose of the Offered Shares to any purchaser it may choose at a price and on terms no more favorable to the purchaser of the Offered Shares and those proposed in the Sale Notice;

provided, that the purchaser and the Employee provide to the Company such
--------
assurances as may be required by the Company to the effect that the proposed sale or disposition of such Shares shall be in compliance with the applicable requirements of all state and federal securities law; and provided further that
                                                          -------- -------
the sale of such shares is completed within 6 months from the date of the Sale Notice.

               (b)  Drag Along Rights.  In the event the Bank, UPFC or their
                    -----------------
Affiliates elect to sell any Shares of the Company owned by them to any purchaser prior to the completion of an Initial Public Offering, the Employee agrees that such shareholder may cause Employee to include a "proportionate share" of all of the Shares of Employee within the shares to be sold by such selling shareholder on the same terms and conditions applicable to the sale of the shares by the selling shareholder as set forth in a notice delivered to the Employee not later than 15 days prior to the date proposed for completion of the sale of the shares proposed to be sold by the selling shareholder. The proportionate share of the Employee shall be equal to the total number of shares to be sold to the purchaser multiplied by the percentage of the total of the then issued and outstanding shares and all shares subject to vested options of the Company represented by the shares owned by the Employee or covered by vested options of the Employee. The sale by the Employee shall close concurrently with the sale of the shares by the selling shareholder.

          14.  Legend.  Prior to the completion of an Initial Public Offering,
               ------
all certificates representing shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK OPTION AGREEMENT DATED ___________________, 1998, A COPY OF WHICH HAS BEEN FILED WITH THE SECRETARY OF THE CORPORATION."

          The foregoing legend shall be in addition to any other legends required under state or federal securities laws.

          IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                              UNITED AUTO CREDIT CORP.


                              By____________________________
                                 Authorized Representative

                              PARTICIPANT


                              ______________________________
                              Signature

                              ______________________________
                              Printed Name

                              ______________________________
                              Street Address

                              ______________________________
                              City, State and Zip Code

                              ______________________________
                              Social Security Number

                                  EXHIBIT "A"